Building a Leading ENT / Allergy Specialty Company Corporate Presentation August 8, 2024

2 Forward-Looking Statements This presentation and our accompanying remarks contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. All statements that are not historical facts are hereby identified as forward-looking statements for this purpose and include, among others, statements relating to: the potential benefits of the recent FDA approval of XHANCE for the treatment of chronic rhinosinusitis without nasal polyps (also referred to as chronic sinusitis) and expanded market and growth opportunities related thereto; the benefit of XHANCE for treatment of chronic sinusitis; our commercial plans and expectations for the launch of XHANCE for its new indication; the generation of future XHANCE prescriptions and net revenues; projected GAAP operating expenses (selling, general and administrative expenses and research and development expenses) and stock-based compensation for 2024; projected XHANCE net revenues for 2024; projected XHANCE average net revenue per prescription for 2024; expectation for positive income from operations (GAAP) for full year 2025; expectation that current sales footprint of 75 territories and phased modest incremental commercial investment can grow XHANCE peak year net revenues to more than $300 million; expectation that cash and cash equivalents will be sufficient to fund operations and debt service obligations through 2025; impact of changes to XHANCE co-pay assistance program; and other statements regarding to our future operations, financial performance, prospects, intentions, strategies, objectives and other future events. Forward-looking statements are based upon management’s current expectations and assumptions and are subject to a number of risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated by such forward-looking statements including, among others: impact of, and the uncertainties caused by, physician and patient acceptance of XHANCE (including its new indication); our ability to maintain adequate third party reimbursement for XHANCE (including for its new indication); our ability to efficiently generate XHANCE prescriptions and net revenues; the prevalence of chronic sinusitis and market opportunities for XHANCE may be smaller than expected; unexpected costs and expenses; our ability to achieve our financial guidance; potential for varying interpretation of the results from the ReOpen Program; our ability to comply with the covenants and other terms of the A&R Pharmakon Note Purchase Agreement; risks and uncertainties relating to intellectual property and competition; and the risks, uncertainties and other factors discussed in the “Risk Factors” section and elsewhere in our most recent Form 10-K and Form 10-Q filings with the Securities and Exchange Commission (SEC) (including our Form 10-K to be filed with the SEC on March 7, 2024) – which are available at http://www.sec.gov. As a result, you are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of this presentation, and we undertake no obligation to update such forward-looking statements, whether as a result of new information, future developments or otherwise. Market, Industry and Other Data This presentation and our accompanying remarks contain estimates, projections, market research and other information concerning markets for XHANCE and the size of those markets, the prevalence of certain medical conditions, XHANCE market access, and other physician, patient, payor and prescription data. Unless otherwise expressly stated, we obtain this information from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data and similar sources, as well as from our own internal estimates and research.

3 Today’s Agenda Introduction and Key Takeaways Ramy Mahmoud, MD, MPH CS Launch Update Paul Spence Q2 2024 Performance and FY 2024 Financial Guidance Jonathan Neely Closing Remarks Ramy Mahmoud, MD, MPH

4 Key Takeaways • New indication creates a significant near- term growth opportunity with up to a 10x multiple on the TAM based on patients who are currently treated by a physician • Current sales footprint of 75 territories and phased modest incremental commercial investment, expected to be sufficient to achieve peak net revenue of at least $300M and positive income from operations for full year 2025 • Building foundation with improved coverage and progress on new prescriber education and outreach XHANCE® Chronic Sinusitis Launch Building from a stronger base Return to strong growth in 2024 • Focus on growing profitable prescriptions is a key driver for H1 2024 performance and our increase to full year 2024 average XHANCE net revenue per prescription guidance • $55 million registered direct offering and revisions to debt agreement, completed in May 2024, provide cash and cash equivalents that are expected to be sufficient to fund operations and service debt obligations through 2025 • New indication creates opportunity for promotion of a "first and only" highly differentiated clinical efficacy and safety profile • Increasing net revenue per prescription expectation to at least $250 (previously expected to be at least $230) • Expectation for FY 2024 XHANCE net revenue is $85 to $90 million, growth of 20% to 27% (previously expected to be $85 to $95 million)

CS Launch Updates

6 Commercial Update • Core tactics: Sales Force, Non-Personal Promotion, Congresses, Peer-to-peer education • Delivered ~35,000 Calls in Q2; 60% of calls to XHANCE-naïve and low-frequency prescribers • Early indications that efficacy-focused discussions, at sufficient frequency, can lead to product adoption by our new high CS- potential target audience • Continue building new prescriber audience (some estimate that 10-12 effective calls are needed to initiate new prescribing behavior) • Apply best practices based on where we have been most successful • Continue to increase efficiency of both first prescription fill and refill processes through HUB • Continue to gradually improve insurance/access and communicate improved coverage to prescribers Q2 2024 Highlights CS Launch Acceleration H2 2024

7 Addition of XHANCE to National Commercial Formularies As announced at the end of June, XHANCE was added to Express Scripts’ national formularies including the National Preferred, Flex, and Basic formularies These formularies are among the largest commercial formularies in the U.S. with more than 24 million lives First time with preferred coverage on a national formulary for XHANCE

Q2 2024 Performance

9 Financial Review – Second Quarter 2024 Average net revenue per prescription increased 44% YoY in context of our focus on growing profitable prescriptions XHANCE Net Revenues of $20.5 million increased 5% compared to Q2 2023 As expected, Operating Expenses increased ~$4M $21.1 $25.1 Q2 '23 Q2 '24 ($M) SG&A plus R&D Expenses $19.5 $20.5 Q2 '23 Q2 '24 ($M) Net Revenue Average Net Revenue per TRx $214 $309 Q2 '23 Q2 '24

10 Financial Review – YTD June 2024 Average net revenue per prescription increased 51% YoY in context of our focus on growing profitable prescriptions XHANCE Net Revenues of $35.4 million increased 13% compared to YTD June 2023 As expected, Operating Expenses increased ~$1M $45.6 $46.8 YTD June '23 YTD June '24 ($M) SG&A plus R&D Expenses $31.3 $35.4 YTD June '23 YTD June '24 ($M) Net Revenue Average Net Revenue per TRx $178 $269 YTD June '23 YTD June '24

2024 Outlook

12 Full Year 2024 Financial Guidance GAAP Operating Expenses (SG&A and R&D Expenses) Expected to be between $95 to $101 million; approximately $6 million of which represents stock-based compensation XHANCE Net Revenue FY 2024 expected to be between $85 to $90 million, an increase of 20% to 27% compared to full year 2023 (Previously expected to be between $85 to $95 million) XHANCE Average Net Revenue per Prescription FY 2024 expected to exceed $250, an increase of at least 20% compared to full year 2023 (Previously expected to be at least $230)

Closing Remarks

14 Key Takeaways • New indication creates a significant near- term growth opportunity with up to a 10x multiple on the TAM based on patients who are currently treated by a physician • Current sales footprint of 75 territories and phased modest incremental commercial investment, expected to be sufficient to achieve peak net revenue of at least $300M and positive income from operations for full year 2025 • Building foundation with improved coverage and progress on new prescriber education and outreach XHANCE Chronic Sinusitis Launch Building from a stronger base Return to strong growth in 2024 • Focus on growing profitable prescriptions is a key driver for H1 2024 performance and our increase to full year 2024 average XHANCE net revenue per prescription guidance • $55 million registered direct offering and revisions to debt agreement, completed in May 2024, provide cash and cash equivalents that are expected to be sufficient to fund operations and service debt obligations through 2025 • New indication creates opportunity for promotion of a "first and only" highly differentiated clinical efficacy and safety profile • Increasing net revenue per prescription expectation to at least $250 (previously expected to be at least $230) • Expectation for FY 2024 XHANCE net revenue is $85 to $90 million, growth of 20% to 27% (previously expected to be $85 to $95 million)

Investor Relations – NASDAQ: OPTN

Analyst Coverage [1]

Jefferies: Glen Santangelo

Lake Street: Thomas Flaten

Piper Sandler: David Amsellem

H. C. Wainwright: Matthew Caufield

As of June 30, 2024:

$91.4 million in cash

Debt: $130 million

149.7 million common shares o/s

70.5 million options, warrants & RSUs o/s

Optinose Investor Contact

Jonathan Neely,

VP, Investor Relations and Business Development

267-521-0531

Investors@optinose.com

investors@optinose.com

www.optinose.com

@optinose

1 - Optinose is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding the Company's performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Optinose or its management. Optinose does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

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Building a Leading ENT / Allergy Specialty Company Corporate Presentation August 8, 2024